Exhibit 10-1

DATED	21 June 2011

Suresh Capital Maritime Partners Germany GmbH

Reederei Hartmann GmbH & Co. KG

Capt. Alfred Hartmann

ATL Offshore GmbH & Co. “ISLE OF BALTRUM” KG

ATL Offshore GmbH & Co. MS “JUIST” KG

ATL Offshore GmbH & Co. MS “NORDERNEY” KG

ATL Offshore GmbH & Co. “ISLE OF LANGEOOG” KG

ATL Offshore GmbH & Co. “ISLE OF AMRUM” KG

ATL Offshore GmbH & Co. “ISLE OF SYLT” KG

ATL Offshore GmbH & Co. “ISLE OF WANGEROOGE” KG

ATL Offshore GmbH & Co. “ISLE OF NEUWERK” KG

ATL Offshore GmbH & Co. “ISLE OF USEDOM” KG

ATL Offshore GmbH

UOS United Offshore Support GmbH & Co. KG

HARTMANN OFFSHORE GmbH & Co. KG

AGREEMENT
ON
LOAN AGREEMENTS AND TRANSFER OF SHARES

AGREEMENT
ON
LOAN AGREEMENTS AND TRANSFER OF SHARES

Between

1.	Suresh Capital Maritime Partners Germany GmbH, registered in the Commercial Register of the District Court of Aurich under HR B 200300, Garrelstrasse 14, 26789 Leer, Germany
- “SCMP” -,

2.	Reederei Hartmann GmbH & Co. KG, registered in the Commercial Register of the District Court of Aurich under HR A 111383, Neue Strasse 24, 26789 Leer, Germany
- “RHKG” -,

3.	Capt. Alfred Hartmann, Neue Straße 24, 26789 Leer, Germany
- “Alfred Hartmann” -,

4.	ATL Offshore GmbH & Co. “ISLE OF BALTRUM” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200150, Neue Strasse 24, 26789 Leer, Germany
-“Baltrum KG” -,
5.	ATL Offshore GmbH & Co. MS “JUIST” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200138, Neue Strasse 24, 26789 Leer, Germany
-“Juist KG” -,

6.	ATL Offshore GmbH & Co. MS “NORDERNEY” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200152, Neue Strasse 24, 26789 Leer, Germany
-“Norderney KG” -,

7.	ATL Offshore GmbH & Co. “ISLE OF LANGEOOG” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200142, Neue Strasse 24, 26789 Leer, Germany
-“Langeoog KG” -,

8.	ATL Offshore GmbH & Co. “ISLE OF AMRUM” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200311, Neue Strasse 24, 26789 Leer, Germany
-“Amrum KG” -,

9.	ATL Offshore GmbH & Co. “ISLE OF SYLT” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200288, Neue Strasse 24, 26789 Leer, Germany
-“Sylt KG” -,

10.	ATL Offshore GmbH & Co. “ISLE OF WANGEROOGE” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200364, Neue Strasse 24, 26789 Leer, Germany
-“Wangerooge KG” -,

11.	ATL Offshore GmbH & Co. “ISLE OF NEUWERK” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200347, Neue Strasse 24, 26789 Leer, Germany
-“Neuwerk KG” -,

12.	ATL Offshore GmbH & Co. “ISLE OF USEDOM” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200346, Neue Strasse 24, 26789 Leer, Germany
- “Usedom KG” -,

13.	ATL Offshore GmbH, registered in the Commercial Register of the District Court of Aurich under HR B 111472, Neue Strasse 24, 26789 Leer, Germany
- the “General Partner” –,

14.	UOS United Offshore Support GmbH & Co. KG, registered in the Commercial Register of the District Court of Aurich under HR A 200662, Nesseufer 14 a, 26789 Leer, Germany
- “UOS KG” -

and

15.	HARTMANN OFFSHORE GmbH & Co. KG, registered in the Commercial Register of the District Court of Aurich under HR A 201032, Neue Strasse 24, 26798 Leer, Germany
- “HARTMANN OFFSHORE” –

- Baltrum KG, Langeoog KG, Amrum KG and Wangerooge KG shall also each be referred to individually as a “KG” and jointly as “KGs”

- Baltrum KG, Juist KG, Norderney KG, Langeoog KG, Amrum KG, Sylt KG, Wangerooge KG, Neuwerk KG and Usedom KG shall also each be referred to individually as a
“Limited Partnership” and jointly as “Limited Partnerships”-

-SCMP, RHKG, Alfred Hartmann, the KGs, the General Partner, UOS KG and HARTMANN OFFSHORE KG shall also each be referred to individually as a “Party” and jointly as
“Parties” -

Index

Definitions		5

List of Schedules		7

Introduction		8

1.	Deferral Agreement	12

2.	Assignment of Claims from Alfred Hartmann to RHKG	12

3.	Assignment of Claims from RHKG to HARTMANN OFFSHORE	12

4.	Sale and Transfer of Partnership Interests from SCMP to RHKG	13

5.	Sale and Transfer of Partnership Interests from SCMP to HARTMANN OFFSHORE	14

6.	Purchase Price and Waiver of Exceeding Claims	16

7.	Notification to Commercial Register	17

8.	Representations and Warranties	17

9.	Legal Consequences	18

10.	Waiver of Acknowledgements of Debt	18

11.	Consent of Baltrum KG to Provision of Capital Contribution by SCMP	19

12.	Payment of Outstanding Capital Contributions	19

13.	Waiver of Pre-emption Rights	19

14.	Consent of Bank	19

15.	Costs	20

16.	Notices	20

17.	Applicable Law / Jurisdiction	22

18.	Final Provisions	23

Definitions

The following definitions apply for the purposes of this Agreement:

“Acknowledgments of Debt” as defined in section (L) of this Agreement;
“Agreement” means this addendum no. 2 to the deferral agreement;
“Alfred Hartmann Loan” as defined in section (H) of this Agreement;
“Alfred Hartmann Loan Agreement” as defined in section (H) of this Agreement;
“Alfred Hartmann Loan Amount” as defined in section (M) of this Agreement;
“Alfred Hartmann Loan Claim” as defined in section 6.2.a) of this Agreement;
 “Amrum Loan” as defined in section (F) of this Agreement;
“Amrum Loan Agreement” as defined in section (F) of this Agreement;
“Amrum Loan Amount” as defined in section (M) of this Agreement;
“Amrum Loan Claim” as defined in section 6.2.d) of this Agreement.
“Assigned Baltrum Loan Claim” as defined in section 3.1 of this Agreement.
“Assigned Langeoog Loan Claim” as defined in section 3.2 of this Agreement.
“Assigned Wangerooge Loan Claim” as defined in section 3.4 of this Agreement;
“Baltrum Loan” as defined in section (D) of this Agreement;
“Baltrum Loan Agreement” as defined in section (D) of this Agreement;
“Baltrum Loan Amount” as defined in section (M) of this Agreement;
“Bank Loan Agreement” as defined in section (C) of this Agreement;
 “Defective Provision” as defined in section 17.4 of this Agreement;
“Deferral Agreement” as defined in section (J) of this Agreement;
“Effective Date” as defined in section 4.1 of this Agreement;
“Guarantees” as defined in section 8 of this Agreement;
“HARTMANN OFFSHORE Amrum KG Interest” as defined in section 5.1.c) of this Agreement;
“HARTMANN OFFSHORE Baltrum KG Interest” as defined in section 5.1.a) of this Agreement;
“HARTMANN OFFSHORE KG Interest” as defined in section 5.1.e) of this Agreement;
“HARTMANN OFFSHORE KG Interests” as defined in section 5.1.e) of this Agreement;
“HARTMANN OFFSHORE Langeoog KG Interest” as defined in section 5.1.b) of this Agreement;
“HARTMANN OFFSHORE Purchase Price” as defined in section 6.1 of this Agreement;
“HARTMANN OFFSHORE Wangerooge KG Interest” as defined in section 5.1.d) of this Agreement;
“KG Interests” as defined in section 5.1 (e) of this Agreement;
“Langeoog KG Interest” as defined in section 3.1 (b) of this Agreement;
“Langeoog Loan” as defined in section (E) of this Agreement;
“Langeoog Loan Agreement” as defined in section (E) of this Agreement;
“Langeoog Loan Amount” as defined in section (M) of this Agreement;

“Loan” as defined in section (I) of this Agreement;
“Loan Agreement” as defined in section (I) of this Agreement;
“Loan Agreements” as defined in section (I) of this Agreement;
“Loan Claims” as defined in section 6.2 f) of this Agreement;
“Loans” as defined in section (I) of this Agreement;
“Nord/LB” as defined in section (C) of this Agreement;
“Nord/LB Loans” as defined in section (C) of this Agreement;
“Nord/LB Loan Default” as defined in section (C) of this Agreement;
“Notary” as defined in section 7.1 of this Agreement;
“Notification” as defined in section 7.1 of this Agreement;
“Purchase Price” as defined in section 6.1 of this Agreement;
“RHKG Langeoog Loan Claim” as defined in section 6.2.c) of this Agreement;
“RHKG Amrum KG Interest” as defined in section 4.1.c) of this Agreement;
“RHKG Baltrum KG Interest” as defined in section 4.1.a) of this Agreement;
“RHKG KG Interest” as defined in section 4.1.e) of this Agreement;
“RHKG KG Interests” as defined in section 4.1.e) of this Agreement;
“RHKG Langeoog KG Interest” as defined in section 4.1.b) of this Agreement;
“RHKG Purchase Price” as defined in section 6.1 of this Agreement;
 “RHKG Wangerooge KG Interest” as defined in section 4.1.d) of this Agreement
“Schedule” means any schedule to this Agreement;
“Total Reimbursables” as defined in section (M) of this Agreement;
“Wangerooge Loan” as defined in section (G) of this Agreement;
“Wangerooge Loan Agreement” as defined in section (G) of this Agreement;
“Wangerooge Loan Amount” as defined in section (M) of this Agreement;

List of Schedules

Schedule 7.1                                                           notification to commercial register

Introduction

(A)
SCMP and RHKG are both limited partners in the following ship-owning companies with the following agreed capital contributions or capital interests (both Kommanditanteile) which are also registered as liability amounts (Hafteinlagen) in the commercial register:

-	SCMP with an agreed capital contribution of EUR 9,000,000 and RHKG with an agreed capital contribution of EUR 2,980,000 in Baltrum KG; the SCMP partnership interest is fully paid up;

SCMP with an agreed capital contribution of EUR 9,000,000 and RHKG with an agreed capital contribution of EUR 2,980,000 in Juist KG; the SCMP partnership interest is partially paid up in an amount of EUR 7,505,000;

-
SCMP with an agreed capital contribution of EUR 9,000,000 and RHKG with an agreed capital contribution of EUR 2,980,000 in Norderney KG; the SCMP partnership interest is partially paid up in an amount of EUR 6,730,000;

-	SCMP with an agreed capital contribution of EUR 9,000,000 and RHKG with an agreed capital contribution of EUR 2,980,000 in Langeoog KG; the SCMP partnership interest is fully paid up;
-	SCMP with an agreed capital contribution of EUR 10,125,000 and RHKG with an agreed capital contribution of EUR 3,355,000 in Amrum KG; the SCMP partnership interest is fully paid up;
-
SCMP with an agreed capital contribution of EUR 10,125,000 and RHKG with an agreed capital contribution of EUR 3,355,000 in Sylt KG; the SCMP partnership interest is partially paid up in an amount of EUR 6,125,000;

-	SCMP with an agreed capital contribution of EUR 10,125,000 and RHKG with an agreed capital contribution of EUR 3,355,000 in Wangerooge KG; the SCMP partnership interest is fully paid up;
-
SCMP with an agreed capital contribution of EUR 10,125,000 and RHKG with an agreed capital contribution of EUR 3,355,000 in Neuwerk KG; the SCMP partnership interest is partially paid up in an amount of EUR 6,130,000; and

-
SCMP with an agreed capital contribution of EUR 28,500,000 and RHKG with an agreed capital contribution of EUR 9,480,000 in Usedom KG; the SCMP partnership interest is partially paid up in an amount of EUR 6,155,000.

(B)
The other limited partners in the Limited Partnerships are UOS KG and HARTMANN OFFSHORE, each with agreed capital contributions of EUR 10,000 in each of the Limited Partnerships which are also registered as liability amounts in the commercial register. The general partner of each of the Limited Partnerships is the General Partner.

(C)
By way of loan agreement of 19 December 2008 and additional agreements (the “Bank Loan Agreement”), as amended, Norddeutsche Landesbank Girozentrale (“Nord/LB”) has made available to the KGs and other borrowers certain loan facilities (the “Nord/LB Loans”). At the time of signing of this Agreement, the borrowers are in default with the agreements for the Nord/LB Loans (the “Nord/LB Loan Default”).

(D)
According to a loan agreement of 10 February 2010 (the “Baltrum Loan Agreement”) RHKG has granted a loan to SCMP in the amount of EUR 5,315,000 (the “Baltrum Loan”) in order to assist SCMP to provide its capital contribution to Baltrum KG. The Baltrum Loan shall be repaid prior to the end of a 5 year-period following the signing of the Baltrum Loan Agreement. It bears interest of 6 % p.a. which was originally due for payment on the day following one year after signing of the Baltrum Loan Agreement (i.e. 10 February 2011) and on any of the four anniversaries thereto.

(E)
According to a loan agreement of 10 February 2010 (the “Langeoog Loan Agreement”) RHKG has granted a loan to SCMP in the amount of EUR 5,350,000 (the “Langeoog Loan”) in order to assist SCMP to provide its capital contribution to Langeoog KG. The Langeoog Loan shall be repaid prior to the end of a 5 year-period following the signing of the Langeoog Loan Agreement. It bears interest of 6 % p.a. which was originally due for payment on the day following one year after signing of the Langeoog Loan Agreement (i.e. 10 February 2011) and on any of the four anniversaries thereto.

(F)
According to a loan agreement of 5 March 2010 (the “Amrum Loan Agreement”) RHKG has granted a loan to SCMP in the amount of EUR 6,050,000 (the “Amrum Loan”) in order to assist SCMP to provide its capital contribution to Amrum KG. The Amrum Loan shall be repaid prior to the end of a 5 year-period following the signing of the Amrum Loan Agreement. It bears interest of 6 % p.a. which was originally due for payment on the day following one year after signing of the Amrum Loan Agreement (i.e. 5 March 2011) and on any of the four anniversaries thereto.

(G)
According to a loan agreement of 5 March 2010 (the “Wangerooge Loan Agreement”) RHKG has granted a loan to SCMP in the amount of EUR 6,065,000 (the “Wangerooge Loan”) in order to assist SCMP to provide its capital contribution to Wangerooge KG. The Wangerooge Loan shall be repaid prior to the end of a 5 year-period following the signing of the Wangerooge Loan Agreement. It bears interest of 6 % p.a. which was originally due for payment on the day following one year after signing of the Wangerooge Loan Agreement (i.e. 5 March 2011) and on any of the four anniversaries thereto.

(H)
According to a loan agreement of 17 June 2010 (the “Alfred Hartmann Loan Agreement”) Alfred Hartmann has granted a loan to SCMP in the amount of EUR 6,620,000 (the “Alfred Hartmann Loan”) in order to assist SCMP to provide its capital contributions to three other limited partnerships in which it is a limited partner, namely ATL Offshore GmbH & Co. KG “Isle of Sylt” KG, ATL Offshore GmbH & Co. KG “Isle of Neuwerk” KG and ATL Offshore GmbH & Co. KG “Isle of Usedom” KG. The Alfred Hartmann Loan shall be repaid prior to the end of a 5 year-period following the signing of the Alfred Hartmann Loan Agreement. It bears interest of 6 % p.a. which is due for payment on the day following one year after signing of the Alfred Hartmann Loan Agreement (i.e. 17 June 2011) and on any of the four anniversaries thereto.

(I)
The Baltrum Loan Agreement, the Langeoog Loan Agreement, the Amrum Loan Agreement, the Wangerooge Loan Agreement and the Alfred Hartmann Loan Agreement are referred to individually also as a “Loan Agreement” and jointly as “Loan Agreements”. The Baltrum Loan, the Langeoog Loan, the Amrum Loan, the Wangerooge Loan and the Alfred Hartmann Loan are referred to individually also as a “Loan” and jointly as “Loans”.

(J)
By way of deferral agreement of 10 February 2011 (the “Deferral Agreement”), SCMP and RHKG have agreed to defer the interest payment date for the interest accrued on the Baltrum Loan, the Langeoog Loan, the Amrum Loan and the Wangerooge Loan to 15 April 2011. By way of an addendum no. 1 to the Deferral Agreement via e-mail exchange of 23 April 2011, SCMP and RHKG have further deferred the interest payment date for the interest accrued on the Loans listed in the foregoing sentence from 15 April 2011 to 1 May 2011.

(K)	The interest payment dates under the Loan Agreements have been further deferred until 1 July 2011.

(L)	In section A.IV. of the Loan Agreements SCMP and RHKG or Alfred Hartmann have agreed on security to be granted by SCMP to RHKG or Alfred Hartmann for the Loans as follows:

-	in subsection a), an abstract acknowledgement of debt;
-	in subsection b), an assignment of SCMP’s rights to dividends; and
-	in subsection c), a pledge of the shares held by SCMP in the respective KG up to the nominal value of the respective Loan.

SCMP has issued the abstract acknowledgements of debt according to section A.IV. a) of the Loan Agreements by way of notarial deeds of

-	10th of September 2010 towards Alfred Hartmann in the amount of EUR 6,620,000.00 plus 6 % interest p.a., roll of deeds no. 781/2010 of notary Jan de Vries;
-	10th of September 2010 towards RHKG in the amount of EUR 5,315,000.00 plus 6 % interest p. a., roll of deeds no. 782/2010 of notary Jan de Vries;
-	10th of September 2010 towards RHKG in the amount of EUR 5,350,000.00 plus6 % interest p. a. , roll of deeds 783/2010 of notary Jan de Vries;
-	10th of September 2010 towards RHKG in the amount of EUR 6,050,000.00 plus 6 % interest p. a., roll of deeds 784/2010 of notary Jan de Vries;
-	10th of September 2010 towards RHKG in the amount of EUR 6,065,000.00 plus 6 % interest p. a., roll of deeds 785/2010 of notary Jan de Vries.

(the “Acknowledgments of Debt”). Security according to section A.IV. b) and c) of the Loan Agreements has not been granted yet.

(M)
SCMP, RHKG and Alfred Hartmann wish to replace the security system for the Loans and to arrange for the discharge of SCMP’s payment obligations under the Loan Agreements by way of several assignments to RHKG and HARTMANN OFFSHORE of SCMP’s partnership interests in the KGs to be effective at a future date. The total nominal amounts of the assigned partnership interests shall equal the total amounts of the Loans plus interest and additional claims as follows:

-	the Baltrum Loan plus interest in the amount of EUR 563.390 equalling EUR 5,878,390 (the “Baltrum Loan Amount”);
-	the Langeoog Loan plus interest in the amount of EUR 449,400 equalling EUR 5,799,400 (the “Langeoog Loan Amount”);
-	the Amrum Loan plus interest in the amount of EUR 482.991,67 equalling EUR 6,532,991.67 (the “Amrum Loan Amount”);
-	the Wangerooge Loan plus interest in the amount of EUR 482.167,50 equalling EUR 6,547,167.50 (the “Wangerooge Loan Amount”);
-	the Alfred Hartmann Loan plus interest in the amount of EUR 415,956,67 equalling EUR 7,035,956.67 (the “Alfred Hartmann Loan Amount”); and
-
claims against SCMP for indemnification or reimbursement of lawyers’ fees, brokerage commission and other costs pursuant to section B. of the Loan Agreements and. Clause 15 of this agreement in the aggregate amount of EUR 1,584,380.85  (the “Total Reimbursables”).

The above amounts add up to the total amount of EUR 33,378,286.68. The above amounts of interest and Total Reimbursables add up to an amount of EUR 3,938,286.68. It is disputed between the Parties whether further claims against SCMP for indemnification or reimbursement exceeding the amount of the Total Reimbursables exist.

(N)	This Agreement shall constitute a fulfilment of all of SCMP’S obligations under or in connection with the Loan Agreements.

Against this background the parties agree:

1.	Deferral Agreement

1.1	All interest payments under the Loan Agreements which fall due until 1 July 2011 shall be deferred until that date and shall be due and payable latest by that date.

1.2	Unless provided for otherwise in this Agreement, all other terms and conditions of the Loan Agreements remain unchanged.

2.	Assignment of Claims from Alfred Hartmann to RHKG

2.1
Alfred Hartmann hereby assigns all claims against SCMP under or in connection with the Alfred Hartmann Loan Agreement, such as, but not limited to, the claims for payment of interest, for repayment of the Alfred Hartmann Loan and for indemnification or reimbursement pursuant to section B. of the Alfred Hartmann Loan Agreement, to RHKG. RHKG accepts this assignment. By way of precaution, SCMP consents to the assignment.

2.2
The consideration for the assignment is provided for in a separate agreement between Alfred Hartmann and RHKG which will not be disclosed to SCMP. RHKG guarantees to SCMP by way of independent guarantee (selbständiges Garantieversprechen) that the assignment is valid, not voidable (anfechtbar), not subject to a claim of Alfred Hartmann for unjust enrichment (ungerechtfertigte Bereicherung) and that the claims will not otherwise be re-assigned.

3.	Assignment of Claims from RHKG to HARTMANN OFFSHORE

3.1
RHKG hereby assigns a claim in the amount of EUR 5,315,000.00 against SCMP for repayment of the Baltrum Loan to HARTMANN OFFSHORE (the “Assigned Baltrum Loan Claim”). HARTMANN OFFSHORE accepts this assignment. By way of precaution, SCMP consents to the assignment.

3.2
Furthermore, RHKG hereby assigns a claim in the amount of EUR 5,350,000.00 against SCMP for repayment of the Langeoog Loan to HARTMANN OFFSHORE (the “Assigned Langeoog Loan Claim”). HARTMANN OFFSHORE accepts this assignment. By way of precaution, SCMP consents to the assignment.

3.3
Furthermore, RHKG hereby assigns a claim in the amount of EUR 6,050,000.00 against SCMP for repayment of the Amrum Loan to HARTMANN OFFSHORE (the “Assigned Amrum Loan Claim”). HARTMANN OFFSHORE accepts this assignment. By way of precaution, SCMP consents to the assignment.

3.4
Furthermore, RHKG hereby assigns a claim in the amount of EUR 4,303,286.68 against SCMP for repayment of the Wangerooge Loan to HARTMANN OFFSHORE (the “Assigned Wangerooge Loan Claim”). HARTMANN OFFSHORE accepts this assignment. By way of precaution, SCMP consents to the assignment.

3.5
The consideration for the assignments pursuant to clauses 3.1, 3.2, 3.3 and 3.4 above is provided for in a separate agreement between RHKG and HARTMANN OFFSHORE which will not be disclosed to SCMP. RHKG and HARTMANN OFFSHORE guarantee to SCMP by way of independent guarantee (selbständiges Garantieversprechen) that the assignments are valid, not voidable (anfechtbar), not subject to a claim of RHKG for unjust enrichment (ungerechtfertigte Bereicherung) and that the claims will not otherwise be re-assigned.

4.	Sale and Transfer of Partnership Interests from SCMP to RHKG

4.1
SCMP hereby sells and assigns, the assignment being effective economically and in rem (schuldrechtlich und dinglich) as of 1 July 2011, 00:00 hrs (the “Effective Date”), the following partnership interests to RHKG which hereby accepts such sale and assignment. RHKG shall acquire the partnership interests by way of partial universal succession (im Wege der Sonderrechtsnachfolge):

(a)
out of SCMP’s partnership interests in Baltrum KG, partnership interests in the nominal amount of EUR 2,900,000.00 equalling 24.17% of the entire agreed capital contributions in Baltrum KG (the “RHKG Baltrum KG Interest”); and

(b)
out of SCMP’s partnership interests in Langeoog KG, partnership interests in the nominal amount of EUR 2,900,000.00 equalling 24.17% of the entire agreed capital contributions in Langeoog KG (the “RHKG Langeoog KG Interest”); and

(c)
out of SCMP’s partnership interests in Amrum KG, partnership interests in the nominal amount of EUR 3,260,000.00 equalling 24.15% of the entire agreed capital contributions in Amrum KG (the “RHKG Amrum KG Interest”); and

(d)
out of SCMP’s partnership interests in Wangerooge KG, partnership interests in the nominal amount of EUR 3,260,000.00 equalling 24.14 % of the entire agreed capital contributions in Wangerooge KG (the “RHKG Wangerooge KG Interest”).

(e)
The RHKG Baltrum KG Interest, the RHKG Langeoog KG Interest, the RHKG Amrum KG Interest and the RHKG Wangerooge KG Interest are referred to individually also as a “RHKG KG Interest” and jointly as “RHKG KG Interests”.

4.2	The rights to the profits of the KGs shall pass to RHKG pro-rata to the assigned RHKG KG Interests on the Effective Date.

4.3
The assignment of the RHKG KG Interests includes the assignment of the following balance in the fixed accounts (Festkonten) of SCMP in the respective KG; it further includes the assignment of the following balances standing to the credit of SCMP in their clearing accounts (Gesellschafterverrechnungskonten) and in their debit in their deficit accounts (Verlustsonderkonten) in the respective KGs:

(a)	in Baltrum KG 32,2% of the balances in SCMP’s fixed account, clearing account and deficit account; and
(b)	in Langeoog KG 32,2% of the balances in SCMP’s fixed account, clearing account and deficit account; and
(c)	in Amrum KG 32,2% of the balances in SCMP’s fixed account, clearing account and deficit account; and
(d)	in Wangerooge KG 32,2% of the balances in SCMP’s fixed account, clearing account and deficit account.

5.	Sale and Transfer of Partnership Interests from SCMP to HARTMANN OFFSHORE

5.1
SCMP hereby sells and assigns, the assignment being effective economically and in rem (schuldrechtlich und dinglich) as of the Effective Date, the following partnership interests to HARTMANN OFFSHORE which hereby accepts such sale and assignment. HARTMANN OFFSHORE shall acquire the partnership interests by way of partial universal succession (im Wege der Sonderrechtsnachfolge):

(a)
out of SCMP’s partnership interests in Baltrum KG, partnership interests in the nominal amount of EUR 6,100,000.00 equalling 50.83% of the entire agreed capital contributions in Baltrum KG (the “HARTMANN OFFSHORE Baltrum KG Interest”); and

(b)
out of SCMP’s partnership interests in Langeoog KG, partnership interests in the nominal amount of EUR 6,100,000.00 equalling 50,83% of the entire agreed capital contributions in Langeoog KG (the “HARTMANN OFFSHORE Langeoog KG Interest”); and

(c)
out of SCMP’s partnership interests in Amrum KG, partnership interests in the nominal amount of EUR 6,865,000.00 equalling 50.85% of the entire agreed capital contributions in Amrum KG (the “HARTMANN OFFSHORE Amrum KG Interest”); and

(d)
out of SCMP’s partnership interests in Wangerooge KG, partnership interests in the nominal amount of EUR 1,993,286.68 equalling 14,77% of the entire agreed capital contributions in Wangerooge KG (the “HARTMANN OFFSHORE Wangerooge KG Interest”).

(e)
The HARTMANN OFFSHORE Baltrum KG Interest, the HARTMANN OFFSHORE Langeoog KG Interest, the HARTMANN OFFSHORE Amrum KG Interest and the HARTMANN OFFSHORE Wangerooge KG Interest are referred to individually also as a “HARTMANN OFFSHORE KG Interest” and jointly as “HARTMANN OFFSHORE KG Interests” and the RHKG KG Interests and the HARTMANN OFFSHORE KG Interests are jointly referred to as the KG Interests.

5.2	The rights to the profits of the KGs shall pass to HARTMANN OFFSHORE pro-rata to the assigned HARTMANN OFFSHORE KG Interests on the Effective Date.

5.3
The assignment of the KG Interests includes the assignment of the following balance in the fixed accounts (Festkonten) of SCMP in the respective KG; it further includes the assignment of the following balances standing to the credit of SCMP in their clearing accounts (Gesellschafterverrechnungskonten) and in their debit in their deficit accounts (Verlustsonderkonten) in the respective KGs:

(a)	in Baltrum KG 67,8% of the balances in SCMP’s fixed account, clearing account and deficit account; and
(b)	in Langeoog KG 67,8% of the balances in SCMP’s fixed account, clearing account and deficit account; and

(c)	in Amrum KG 67,8% of the balances in SCMP’s fixed account, clearing account and deficit account; and
(d)	in Wangerooge KG 19,69% of the balances in SCMP’s fixed account, clearing account and deficit account.

6.	Purchase Price and Waiver of Exceeding Claims

6.1
The total purchase price for the RHKG KG Interests is EUR 12,320,000.00 (the “RHKG Purchase Price”). The total purchase price for the HARTMANN OFFSHORE KG Interests is EUR 21,058,286.68 (the “HARTMANN OFFSHORE Purchase Price”); the total purchase price for all of the KG Interests is EUR 33,378,286.68 (the RHKG Purchase Price and the HARTMANN Offshore Purchase Price together the “Purchase Price”).

6.2
By way of precaution, RHKG, HARTMANN OFFSHORE and Alfred Hartmann hereby waive all claims under or in connection with the Loan Agreements to the extent that they exceed the amounts against which the Purchase Price is set off, irrespective of whether due or not due. As a result of this waiver, the Purchase Price as the sum of the HARTMANN OFFSHORE Purchase price and the RHKG Purchase Price constitutes the total amount of all liabilities SCMP has under or in connection with the Loan Agreements. SCMP accepts this waiver.

6.3	The Purchase Price is due on the Effective Date. RHKG, HARTMANN OFFSHORE and SCMP hereby set off the Purchase Price on its due date against the Loan Claims as follows:

(a)
SCMP and HARTMANN OFFSHORE set off the HARTMANN OFFSHORE Purchase Price against the,Assigned Baltrum Loan Claim, the Assigned Langeoog Loan Claim, the Assigned Baltrum Loan Claim and the Assigned Wangerooge Loan Claim.

(b)
SCMP and RHKG set off the RHKG Purchase Price against the Alfred Hartmann Loan Claim, the Langeoog Loan Claim, the Amrum Loan Claim and the Wangerooge Loan Claim in the amounts that have not been assigned to HARTMANN OFFSHORE.

6.4
For the sake of clarity, RHKG, HARTMANN OFFSHORE and Alfred Hartmann confirm that upon effectiveness of the assignment of the KG Interests all claims of RHKG, HARTMANN OFFSHORE and/or Alfred Hartmann against SCMP under or in connection with the Loan Agreements are fulfilled and discharged.

6.5
RHKG, HARTMANN OFFSHORE and SCMP agree that after the date hereof no assignment of any claim of RHKG or HARTMANN OFFSHORE against SCMP under or in connection with the Loan Agreements is permissible unless SCMP has given its prior written consent. RHKG and HARTMANN OFFSHORE indemnify and hold harmless SCMP (Freihaltung) from all claims and liabilities which any third party, including Alfred Hartmann, brings forward against SCMP under or in connection with any of the Loan Agreements.

7.	Notification to Commercial Register

7.1
SCMP, RHKG, UOS United Offshore Support GmbH & Co. KG, HARTMANN OFFSHORE and ATL Offshore GmbH have signed in legalized form the notification to the commercial register pertaining to the assignment of the KG Interests from SCMP to RHKG and HARTMANN OFFSHORE (the “Notification”) which is held in escrow by the notary Jan de Vries, Leer (the “Notary”) and a copy of which is attached hereto as Schedule 7.1.

7.2	The Parties will instruct the Notary irrevocably and unconditionally to file the Notification with the commercial register on 1 July 2011.

8.	Representations and Warranties

SCMP hereby represents and warrants by way of independent guarantee (selbständiges Garantieversprechen) (the “Guarantees”) within the scope of this section 8 and section 9 below to RHKG and HARTMANN OFFSHORE that as of the Effective Date the following statements are correct:

8.1
SCMP is the legal and beneficial owner of the partnership interests of SCMP in the KGs as described in section (A) of this Agreement and these partnership interests are not subject to any third party rights other than of Nord/LB in connection with the Nord/LB Loans.

8.2
With the exception of the provisions contained in section 13 para 2 of the partnership agreements of the KGs as described in section 14 of this Agreement, the assignment of the KG Interests does not breach any obligations or agreement binding on SCMP.

8.3	SCMP has taken all action which is necessary to authorise the entry into and performance of its obligations under this Agreement.

9.	Legal Consequences

9.1
If any of the Guarantees are partly or totally incorrect or not fulfilled, RHKG or HARTMANN OFFSHORE, each in respect of the KG Interests acquired by it, shall exclusively have the rights set out in this section 9.

9.2
RHKG and/or HARTMANN OFFSHORE must, before they may raise a further claim, request SCMP to cure such a breach without undue delay and within 40 days at the utmost after RHKG and /or HARTMANN OFFSHORE has given a written notice of such a breach to SCMP. SCMP is then obliged and entitled to create a situation that complies with the contractual requirements.

9.3
If SCMP does not create a situation that complies with the contractual requirements within a period of 40 days, or if the creation if such a situation is not possible and the reason for the impossibility is not a lack of cooperation of RHKG or HARTMANN OFFSHORE, RHKG and/or HARTMANN OFFSHORE are entitled to claim compensation for damages.

9.4
SCMP, RHKG and HARTMANN OFFSHORE agree that the remedies RHKG and/or HARTMANN OFFSHORE may have against SCMP for a breach of a Guarantee are solely governed by this section 9, and the remedies set forth in this Agreement shall be the exclusive remedies available to RHKG and/or HARTMANN OFFSHORE, except as provided by mandatory law.

10.	Waiver of Acknowledgements of Debt

10.1
SCMP, RHKG, HARTMANN OFFSHORE and Alfred Hartmann agree that upon transfer of the KG Interests as set out in this Agreement the purpose of the Acknowledgements of Debt has ceased to exist. Subject to the effectiveness of the transfer of the KG Interests to RHKG and HARTMANN OFFSHORE, RHKG, HARTMANN OFFSHORE and Alfred Hartmann hereby waive all rights under or in connection with the Acknowledgements of Debt. RHKG, HARTMANN OFFSHORE and Alfred Hartmann (i) confirm that no more than one enforceable copy of the each notarized deed of the Acknowledgements of Debt exist on the day of signing of this Agreement, (ii) undertake to hand over to SCMP all of these enforceable copies after effectiveness of the transfer of the KG Interests, and (iii) shall not request any other enforceable copy of the deed of the Acknowledgements of Debt at any time.

10.2
Neither RHKG nor HARTMANN OFFSHORE nor Alfred Hartmann shall be entitled to make use of any of the Acknowledgements of Debt or exercise any right thereunder from the date hereof until the Effective Date. The Parties agree that SCMP is not under the obligation to put up further security for the Loans as provided for in section A.IV. a)-c) of the Loan Agreements.

11.	Consent of Baltrum KG to Provision of Capital Contribution by SCMP

The Baltrum Loan Agreement provides in its section A.I.2 that SCMP assumes a debt of Baltrum KG vis-à-vis RHKG under a loan agreement between RHKG as lender and Baltrum KG as borrower dated 29 September 2009 in the amount of EUR 5,315,000. It further provides that in exchange for that assumption of debt the obligation of SCMP to make a capital contribution to Baltrum KG is fulfilled in the same amount.

By way of precaution, Baltrum KG consents to the set-off of SCMP’S claim for reimbursement vis-à-vis Baltrum KG in the amount of EUR 5,315,000 against SCMP’s obligation to make a capital contribution to Baltrum KG in the same amount. It confirms that SCMP has made the agreed capital contributions to Baltrum KG in the amount of EUR 9,000,000 in full.

12.	Payment of Outstanding Capital Contributions

12.1	The parties agree that there are not outstanding capital contributions to the Limited Partnerships of either SCMP or RHKG which are due at the time of signing of this Agreement.

12.2	SCMP and RHKG will always be entitled to make voluntary payments

13.	Waiver of Pre-emption Rights

According to section 13 para. 2 of the partnership agreements of each of the KGs, the other limited partners UOS KG and HARTMANN OFFSHORE have a pro-rata right of pre-emption with respect to the KG Interests. They hereby waive their right of pre-emption.

14.	Consent of Bank

14.1
By way of Bank Loan Agreement Nord/LB has made available to the KGs certain loan facilities. It is a covenant under the Nord/LB Loans in its section 19.5.1 that without the prior written consent of Nord/LB the KGs do not allow any change in any of the KGs’ shareholder structure to the effect that a KG ceases to be partly owned by RHKG by a share of 25%. Section 2.6.3.1. of the Addendum No. 2 to the Bank Loan Agreement provides that shares may be taken over by parties defined as Equity Provider 2, as also defined in Addendum No. 2. RHKG and HARTMANN OFFSHORE guarantee to SCMP that HARTMANN OFFSHORE falls within said definition The Parties and the Limited Partnerships therefore agree that no separate consent of Nord/LB will be required.

14.2
RHKG and SCMP undertake to duly inform Nord/LB about the change in the partnership structure effected by way of completion of this Agreement and will endeavour to obtain Nord/LBs written confirmation that Nord/LB has no objections to this change.

15.	Costs

The costs of this Agreement and its execution (notary and court costs) shall be borne by SCMP. SCMP shall furthermore bear an amount of EUR 40.000 in respect of RHKGs, and AHs fees for tax advisor, legal advisor and accountant, which amount has been included in the Total Reimbursables and cannot be demanded again by any party including a third party. Otherwise, each Party and each KG shall bear its own costs arising from the fees of its respective tax advisor, legal advisor and accountant.

16.	Notices

Unless otherwise expressly agreed in writing, all declarations or communications in connection with this Agreement and its Schedules shall only be validly served if they are delivered in writing to the following addresses.

(a)	For declarations or communications to be made to SCMP:
f.a.o. [name of addressee]
5580 Peterson Lane, Suite 155
USA - Dallas, TX 75249
fax: [fax number]

with copies to (for information purposes only)
Taylor Wessing Partnerschaftsgesellschaft
f.a.o Dr. Dagmar Entholt-Laudien
Am Sandtorkai 41
D - 20457 Hamburg
fax: +49 - (0)40 - 36 80 32 99
and
Patton Boggs, LLP
f.a.o Fred S. Stovall
2000 McKinney Ave., Ste. 1700
Dallas, Texas 75201
fax: +1 - (214) 758-1550

(b)	For declarations or communications to be made to RHKG:
f.a.o. Dr. Niels Hartmann
Neue Strasse 24
D – 26789 Leer
fax:+49-491

with a copy to (for information purposes only)
[name]
f.a.o [name of addressee]
fax: [fax number]

(c)	For declarations or communications to be made to Alfred Hartmann:
f.a.o. [name of addressee]
Neue Strasse 24
D – 26789 Leer
fax: [fax number]

with a copy to (for information purposes only)
[name]
f.a.o [name of addressee]
fax: [fax number]

(d)	For declarations or communications to be made to the Limited Partnerships:
f.a.o. [name of addressee]
Neue Strasse 24
D – 26789 Leer
fax: [fax number]

with a copy to (for information purposes only)
[name]
f.a.o [name of addressee]
fax: [fax number]

(e)	For declarations or communications to be made the General Partner:
f.a.o. [name of addressee]
Neue Strasse 24
D – 26789 Leer
fax: [fax number]

with a copy to (for information purposes only)
[name]
f.a.o [name of addressee]
fax: [fax number]

(f)	For declarations or communications to be made to UOS KG:
f.a.o. [name of addressee]
Nesseufer 14 a
D – 26789 Leer
fax: [fax number]

with a copy to (for information purposes only)
[name]
f.a.o [name of addressee]
fax: [fax number]

(g)	For declarations or communications to be made to HARTMANN OFFSHORE:
f.a.o. [name of addressee]
Neue Strasse 24
D – 26789 Leer
fax: [fax number]

with a copy to (for information purposes only)
[name]
f.a.o [name of addressee]
fax: [fax number]

The above addresses and fax numbers shall be applicable for the purpose of service until such time as one of the Parties informs the others in writing of any change.

17.	Applicable Law / Jurisdiction

17.1
This Agreement and all claims and rights arising out of or in connection with this Agreement, with the exclusion of those rules of private international law that lead to the application of the law of another state, shall be exclusively governed by German law and shall be construed and enforced in accordance with German law. The application of the United Nations Convention on Contracts for the International Sale of Goods (CISG) is excluded.

17.2	Exclusive jurisdiction for all disputes out of or in connection with this Agreement, its completion or its implementation shall be Hamburg to the extent permissible by law.

18.	Final Provisions

18.1	Headings in this Agreement shall be for convenience only and shall not affect the interpretation of the Agreement.

18.2
All the Schedules shall form part of this Agreement. Save as provided for in section 2.2 of this Agreement, the foregoing provisions constitute the entire Agreement between the Parties with respect to the subject matter of this Agreement and shall supersede all previous written, oral and implied agreements, covenants and undertakings. No collateral agreements, written, oral or implied, have been made.

18.3
Valid amendments or supplements to this Agreement must be made in writing in the sense of sec. 126 German Civil Code or by fax, unless notarisation is prescribed by law, and shall expressly refer to this Agreement. The same shall apply to any agreement to deviate from or cancel this requirement of written form.

18.4
Should any provision of this Agreement be or become ineffective, impracticable or unenforceable in whole or in part, (a “Defective Provision”) the effectiveness and the enforceability of the other provisions shall remain unaffected. Instead the Parties undertake to replace the Defective Provision with a provision which comes as close as legally possible to what the Parties would have agreed, pursuant to the meaning and purpose of this Agreement, if they had recognised the defectiveness of the provision. If the defectiveness of a provision is based on the determination of a certain level of performance or a certain time (deadline or fixed date), the provision is deemed to have been agreed with the level or time which comes as close as legally possible to the original level or time. The same shall apply for any possible omission in this Agreement. It is the express intention of the Parties that this savings clause does not just have the effect of shifting the burden of proof, instead that sec. 139 German Civil Code is excluded.

[place], [date]

/s/  Jason M. Morton

Suresh Capital Maritime Partners Germany GmbH
represented by [name of representative]

/s/  Niels Hartmann

Reederei Hartmann GmbH & Co. KG
represented by its general partner Reederei Alfred Hartmann Verwaltungsgesellschaft mbH which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Alfred Hartmann

Capt. Alfred Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. “ISLE OF BALTRUM KG”
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. MS “JUIST” KG
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. MS “NORDERNEY” KG
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. “ISLE OF LANGEOOG” KG
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. “ISLE OF AMRUM” KG
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. “ISLE OF SYLT” KG
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. “ISLE OF WANGEROOGE” KG
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. “ISLE OF NEUWERK” KG
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH & Co. “ISLE OF USEDOM” KG
represented by its general partner ATL Offshore GmbH
which in turn is represented by its managing director Dr. Niels Hartmann

/s/  Niels Hartmann

ATL Offshore GmbH
represented by its managing director Dr. Niels Hartmann

/s/  Andre Groeneveld

UOS United Offshore Support GmbH & Co. KG
represented by its general partner UOS Verwaltungs GmbH
which in turn is represented by its managing director [name of representative]

/s/  Heiko Dirks

HARTMANN OFFSHORE GmbH & Co. KG
represented by its general partner HARTMANN OFFSHORE Verwaltungs GmbH which in turn is represented by its managing director [name of representative]